Exhibit 99.2
AmerUs Group Co.
Financial Supplement
Fourth Quarter 2005

AmerUs Group Co.
Financial Highlights
($ in thousands, except for per share data)

	For The Three Months Ended		For The Year Ended
	December 31,		December 31,
Earnings:	2005	2004	2005	2004
Net Income available to common stockholders	$53,088	$67,875	$188,762	$192,642

Adjustments for:

Realized/unrealized losses on open block assets	1,713	4,142	9,762	24,076

Net amortization of DAC and VOBA due to open block gains or losses	(470)	(306)	(1,122)	375

Net effect of derivative related market value adjustments	632	(12,333)	1,812	(7,472)

Other income from non-insurance operations	(154)	(215)	(31)	(897)

Litigation following class certification, net	—	—	6,428	—

Income tax items	(4,614)	(14,798)	(24,609)	(36,767)

Income from discontinued operations	—	—	—	(3,899)

Early extinguishment of debt	—	—	11,449	—

Cumulative effect of change in accounting	—	—	—	510

Adjusted Net Operating Income available to common stockholders (1)	$50,195	$44,365	$192,451	$168,568

Basic Earnings Per Common Share:
Adjusted Net Operating Income available to common stockholders per common share (2)	$1.29	$1.13	$4.93	$4.29

Net Income available to common stockholders per common share	$1.37	$1.72	$4.84	$4.90

Weighted average common shares outstanding	38,780	39,391	39,021	39,335

Diluted Earnings Per Common Share:
Adjusted Net Operating Income available to common stockholders per common share (2)	$1.19	$1.06	$4.52	$4.10

Net Income available to common stockholders per common share	$1.26	$1.62	$4.43	$4.68

Weighted average common shares outstanding	42,181	41,986	42,602	41,135

(1)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(2)	Adjusted Net Operating Income per Share is a non-GAAP financial measure which is derived from Adjusted Net Operating Income in the same manner that Net Income per Share is derived from Net Income. Management uses this measure for the reasons and purposes detailed in footnote (1) above.

AmerUs Group Co.
Equity and Capitalization
($ in thousands, except for per share data)

	As Of Or		As Of Or
	For The Three Months Ended		For The Year Ended
	December 31,		December 31,
Common Stockholders’ Equity:	2005	2004	2005	2004
Beginning of period (including AOCI)	$1,552,589	$1,559,381	$1,623,469	$1,409,811
Beginning of period (excluding AOCI) (1)	1,526,960	1,446,335	1,508,799	1,325,292
End of period (including AOCI)	1,557,485	1,623,469	1,557,485	1,623,469
End of period (excluding AOCI) (1)	1,561,097	1,508,799	1,561,097	1,508,799
Average equity (including AOCI)	1,555,037	1,591,425	1,590,477	1,516,640
Average equity (excluding AOCI) (1)	1,544,029	1,477,567	1,534,948	1,417,046

Common shares outstanding, end of period			38,613	39,401

Return on Common Stockholders’ Equity:
Net income available to common stockholders / Average common stockholders’ equity (including AOCI)	13.7%	17.1%	11.9%	12.7%

Adjusted Net Operating Income available to common stockholders / Average common stockholders’ equity (excluding AOCI) (1) (2)	13.0%	12.0%	12.5%	11.9%

Book Value per Common Share:
including AOCI			$40.34	$41.20
excluding AOCI (1) (2)			$40.43	$38.29

Capitalization:	12/31/2005	12/31/2004
Senior Notes	$300,000	$125,000
PRIDES	143,750	143,750
OCEANs	—	189,212
Surplus Note	25,000	25,000
Other Borrowings	36,546	37,438
Capital Securities — AmerUs Capital I	50,755	50,755

Total Notes Payable	556,051	571,155

Preferred Stock	144,830	—
Common Stockholders’ Equity	1,561,097	1,508,799

Total Capitalization (excluding AOCI) (1)	$2,261,978	$2,079,954

AOCI — Unrealized Gains / (Losses)	(3,612)	114,670

Total Capitalization (including AOCI)	$2,258,366	$2,194,624

Debt-to-Capital Ratio (3):
A. M. Best	20.51%	18.70%
Fitch	18.79%	21.16%
Moody’s	24.25%	24.00%
Standard & Poor’s	15.99%	12.46%

(1)	Stockholders’ equity, return on equity, book value, and total capitalization amounts excluding accumulated other comprehensive income (AOCI), are non-GAAP financial measures. Management believes that excluding AOCI assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

(2)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(3)	Debt-to-Capital Ratio is defined and used by rating agencies to measure the level of debt as compared to equity for an organization. For A. M. Best, preferred stock is treated as 90% equity, PRIDES are treated as 60% equity and AmerUs Capital I and OCEANs are treated as 40% equity. For Fitch, preferred stock is treated as 100% equity, PRIDES are treated as 70% equity, AmerUs Capital I is treated as 60% equity and OCEANs are treated as 100% debt. For Moody’s, preferred stock is treated as 75% equity, PRIDES are treated as 50% equity, AmerUs Capital I and OCEANs are treated as 100% debt, and effective December 31, 2005, debt includes $23,279 of defined benefit plan obligation and $13,792 of future lease commitments. For Standard & Poors, preferred stock, PRIDES, AmerUs Capital I and OCEANs are treated as 100% equity, except to the extent the sum of these securities exceeds 15% of total capitalization. The amount in excess of 15% of capitalization was $38 and $71,724 as of December 31, 2005 and December 31, 2004, respectively.

AmerUs Group Co.
Consolidated Income Statement
($ in thousands)

	For The Three Months Ended		For The Year Ended
	December 31,		December 31,
	2005	2004	2005	2004
Revenues:
Insurance premiums	$58,819	$68,556	$236,969	$267,666
Product charges	59,748	55,253	238,358	220,554
Net investment income	285,111	267,273	1,109,503	1,037,447
Realized/unrealized capital gains (losses)	4,408	60,190	(14,908)	18,068
Other income:
Income from Independent Marketing Organizations	5,582	6,969	29,077	28,495
Other	4,344	4,061	16,121	17,899

Total Revenue	418,012	462,302	1,615,120	1,590,129

Benefits and Expenses:
Policyowner benefits — traditional life	67,077	76,498	240,377	275,050
Policyowner benefits — investment and UL contracts	166,454	179,847	618,151	613,646
Operating expenses	33,346	37,924	133,851	130,827
Expenses from Independent Marketing Organizations	4,335	5,679	23,711	24,237
Litigation following class certification, net	—	—	9,380	—
Amortization — DAC and VOBA	45,066	53,402	191,581	204,863
Dividends to policyowners	15,830	20,134	86,467	81,092

Total Benefits and Expenses	332,108	373,484	1,303,518	1,329,715

Interest expense:
Interest on bank debt	—	—	1,127	123
Interest on Senior Notes	4,462	2,171	11,566	8,687
Interest on Capital Securities (AmerUs Capital I)	1,123	1,123	4,256	4,256
Interest on PRIDES	1,998	1,998	7,992	7,992
Interest on OCEANs	—	1,838	3,758	7,354
Interest on Surplus Note	541	541	2,165	2,165
Interest on other borrowings	353	305	1,309	1,543

Total interest expense	8,477	7,976	32,173	32,120

Early extinguishment of debt	—	—	19,082	—

Income before income tax expense	77,427	80,842	260,347	228,294

Income tax (expense)	(21,922)	(12,967)	(69,168)	(39,041)

Income from discontinued operations, net of tax	—	—	—	3,899

Cumulative effect of change in accounting, net of tax	—	—	—	(510)

Net income	55,505	67,875	191,179	192,642

Dividends on preferred stock	(2,417)	—	(2,417)	—

Net income available to common stockholders	$53,088	$67,875	$188,762	$192,642

Weighted Average Common Shares Outstanding:
Basic	38,780,027	39,390,532	39,020,987	39,334,798

Diluted	42,181,113	41,986,455	42,602,375	41,135,188

AmerUs Group Co.
Operating Segment Income
($ in thousands)
For The Three Months Ended December 31, 2005

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$57,254	$765	$800	$58,819
Product charges	44,924	14,824	—	59,748
Net investment income	89,334	194,356	1,421	285,111
Realized/unrealized losses on closed block investments	(689)	—	—	(689)
Other income:
Income from Independent Marketing Organizations	—	5,582	—	5,582
Other	866	2,588	633	4,087

	191,689	218,115	2,854	412,658

Benefits and expenses:
Policyowner benefits	97,695	127,138	(199)	224,634
Underwriting, acquisition, and other expenses:
Operating expenses	18,245	7,248	7,853	33,346
Expenses from Independent Marketing Organizations	—	4,335	—	4,335
Amortization of DAC and VOBA, net of open block loss adjustment of $920	20,001	25,985	—	45,986
Dividends to policyowners	15,829	1	—	15,830

	151,770	164,707	7,654	324,131

Segment pre-tax operating income	$39,919	$53,408	$(4,800)	88,527

Realized/unrealized losses on open block assets				(2,629)

Unrealized gains on open block options and trading investments				7,726

Change in option value of indexed products and market value adjustments on total return strategy annuities				(8,928)

Cash flow hedge amortization				31

Amortization of DAC and VOBA due to open block gains and losses				920

Other income from non-insurance operations				257

Income from continuing operations				85,904

Interest (expense)				(8,477)

Income tax (expense)				(21,922)

Net income				55,505

Dividends on preferred stock				(2,417)

Net income available to common stockholders				$53,088

AmerUs Group Co.
Operating Segment Income
($ in thousands)
For The Three Months Ended December 31, 2004

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$68,078	$479	$(1)	$68,556
Product charges	45,457	9,796	—	55,253
Net investment income	87,124	177,283	2,866	267,273
Realized/unrealized gains on closed block investments	39	—	—	39
Other income:
Income from Independent Marketing Organizations	—	6,969	—	6,969
Other	929	2,672	101	3,702

	201,627	197,199	2,966	401,792

Benefits and expenses:
Policyowner benefits	98,799	116,056	(43)	214,812
Underwriting, acquisition, and other expenses:
Operating expenses	19,543	5,891	12,490	37,924
Expenses from Independent Marketing Organizations	—	5,679	—	5,679
Amortization of DAC and VOBA, net of open block loss adjustment of $5,821	24,982	22,599	—	47,581
Dividends to policyowners	20,133	1	—	20,134

	163,457	150,226	12,447	326,130

Segment pre-tax operating income	$38,170	$46,973	$(9,481)	75,662

Realized/unrealized losses on open block assets				(6,648)

Unrealized gains on open block options and trading investments				66,799

Change in option value of indexed products and market value adjustments on total return strategy annuities				(41,578)

Cash flow hedge amortization				45

Amortization of DAC and VOBA due to open block gains and losses				(5,821)

Other income from non-insurance operations				359

Income from continuing operations				88,818

Interest (expense)				(7,976)

Income tax (expense)				(12,967)

Net income				67,875

Dividends on preferred stock				—

Net income available to common stockholders				$67,875

AmerUs Group Co.
Operating Segment Income
($ in thousands)
For The Year Ended December 31, 2005

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$231,841	$3,028	$2,100	$236,969
Product charges	183,997	54,361	—	238,358
Net investment income	358,133	748,887	2,483	1,109,503
Realized/unrealized losses on closed block investments	(1,249)	—	—	(1,249)
Other income:
Income from Independent Marketing Organizations	—	29,077	—	29,077
Other	3,463	10,343	2,263	16,069

	776,185	845,696	6,846	1,628,727
Benefits and expenses:
Policyowner benefits	353,988	515,290	(132)	869,146
Underwriting, acquisition, and other expenses:
Operating expenses	75,597	28,639	29,615	133,851
Expenses from Independent Marketing Organizations	—	23,711	—	23,711
Amortization of DAC and VOBA, net of open block loss adjustment of $2,783	94,577	94,221	—	188,798
Dividends to policyowners	86,462	5	—	86,467

	610,624	661,866	29,483	1,301,973

Segment pre-tax operating income	$165,561	$183,830	$(22,637)	326,754

Realized/unrealized losses on open block assets				(4,762)

Unrealized losses on open block options and trading investments				(8,897)

Change in option value of indexed products and market value adjustments on total return strategy annuities				10,475

Cash flow hedge amortization				143

Amortization of DAC and VOBA due to open block gains and losses				(2,783)

Litigation following class certification, net				(9,380)

Other income from non-insurance operations				52

Income from continuing operations				311,602

Interest (expense)				(32,173)

Early extinguishment of debt				(19,082)

Income tax (expense)				(69,168)

Net income				191,179

Dividends on preferred stock				(2,417)

Net income available to common stockholders				$188,762

AmerUs Group Co.
Operating Segment Income
($ in thousands)
For The Year Ended December 31, 2004

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$263,050	$2,602	$2,014	$267,666
Product charges	167,585	52,969	—	220,554
Net investment income	333,477	697,363	6,607	1,037,447
Realized/unrealized losses on closed block investments	(1,693)	—	—	(1,693)
Other income:
Income from Independent Marketing Organizations	—	28,495	—	28,495
Other	3,573	10,730	2,101	16,404

	765,992	792,159	10,722	1,568,873

Benefits and expenses:
Policyowner benefits	379,749	472,208	179	852,136
Underwriting, acquisition, and other expenses:
Operating expenses	73,750	27,225	29,852	130,827
Expenses from Independent Marketing Organizations	—	24,237	—	24,237
Amortization of DAC and VOBA, net of open block loss adjustment of $9,068	91,193	104,602	—	195,795
Dividends to policyowners	81,088	4	—	81,092

	625,780	628,276	30,031	1,284,087

Segment pre-tax operating income	$140,212	$163,883	$(19,309)	284,786

Realized/unrealized losses on open block assets				(36,786)

Unrealized gains on open block options and trading investments				56,547

Change in option value of indexed products and market value adjustments on total return strategy annuities				(35,652)

Cash flow hedge amortization				(908)

Amortization of DAC and VOBA due to open block gains and losses				(9,068)

Other income from non-insurance operations				1,495

Income from continuing operations				260,414

Interest (expense)				(32,120)

Income tax (expense)				(39,041)

Income from discontinued operations, net of tax				3,899

Cumulative effect of change in accounting, net of tax				(510)

Net income				192,642

Dividends on preferred stock				—

Net income available to common stockholders				$192,642

AmerUs Group Co.
Consolidated Balance Sheets
($ in thousands)

	December 31,	December 31,
	2005	2004
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$16,727,933	$15,646,653
Equity securities	75,658	77,024
Short-term investments	9,998	2,979
Securities held for trading purposes:
Fixed maturity securities	1,414,225	1,718,125
Equity securities	2,358	15,468
Mortgage loans	976,135	865,733
Policy loans	483,441	486,071
Other investments	347,552	374,240

Total investments	20,037,300	19,186,293

Cash and cash equivalents	600,160	478,441
Accrued investment income	237,221	222,294
Premiums, fees and other receivables	40,667	39,688
Income taxes receivable	21,770	—
Reinsurance receivables	730,532	666,493
Deferred policy acquisition costs	1,755,159	1,248,009
Deferred sales inducements	261,322	137,538
Value of business acquired	356,949	374,792
Goodwill	228,869	226,291
Property and equipment	44,467	46,114
Other assets	306,655	296,409
Separate account assets	217,565	248,507

Total Assets	$24,838,636	$23,170,869

AmerUs Group Co.
Consolidated Balance Sheets
($ in thousands)

	December 31,	December 31,
	2005	2004
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$19,486,854	$17,923,329
Policyowner funds	1,483,873	1,419,762

Sub-total	20,970,727	19,343,091

Accrued expenses and other liabilities	975,419	837,514
Dividends payable to policyowners	278,839	322,037
Policy and contract claims	66,137	70,465
Income taxes payable	—	9,299
Deferred income taxes	71,583	145,332
Notes payable:
Senior notes	300,000	125,000
PRIDES	143,750	143,750
OCEANs	—	189,212
Surplus note	25,000	25,000
AmerUs Capital I	50,755	50,755
Other borrowings	36,546	37,438
Separate account liabilities	217,565	248,507

Total Liabilities	23,136,321	21,547,400

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, 6,000,000 shares issued and outstanding in 2005	144,830	—
Common Stock, no par value, 230,000,000 shares authorized; 46,675,811 shares issued and 38,612,874 shares outstanding in 2005 44,225,902 shares issued and 39,400,663 shares outstanding in 2004	46,676	44,226
Additional paid-in capital — common stock	1,231,533	1,198,379
Accumulated other comprehensive income (loss)	(3,612)	114,670
Unearned compensation	(3,783)	(1,238)
Retained earnings	604,747	431,911
Treasury stock, at cost (8,062,937 shares in 2005 and 4,825,239 shares in 2004)	(318,076)	(164,479)

Total Stockholders’ Equity	1,702,315	1,623,469

Total Liabilities and Stockholders’ Equity	$24,838,636	$23,170,869

AmerUs Group Co.
Consolidated Balance Sheet
($ in thousands)
December 31, 2005

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$16,727,933	$(106,197)	$16,621,736
Equity securities	75,658	(707)	74,951
Short-term investments	9,998	(13)	9,985
Securities held for trading purposes:
Fixed maturity securities	1,414,225	—	1,414,225
Equity securities	2,358	—	2,358
Mortgage loans	976,135	—	976,135
Policy loans	483,441	—	483,441
Other investments	347,552	(228)	347,324

Total invested assets	20,037,300	(107,145)	19,930,155

Cash and cash equivalents	600,160	—	600,160
Accrued investment income	237,221	—	237,221
Premiums, fees and other receivables	40,667	—	40,667
Income taxes receivable	21,770	—	21,770
Reinsurance receivables	730,532	—	730,532
Deferred policy acquisition costs	1,755,159	(6,978)	1,748,181
Deferred sales inducements	261,322	(4,997)	256,325
Value of business acquired	356,949	34,745	391,694
Goodwill	228,869	—	228,869
Property and equipment	44,467	—	44,467
Other assets	306,655	—	306,655
Separate account assets	217,565	—	217,565

Total Assets	$24,838,636	$(84,375)	$24,754,261

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.
Consolidated Balance Sheet
($ in thousands)
December 31, 2005

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$19,486,854	$—	$19,486,854
Policyowner funds	1,483,873	510	1,484,383

	20,970,727	510	20,971,237

Accrued expenses and other liabilities	975,419	(16,973)	958,446
Dividends payable to policyowners	278,839	(74,775)	204,064
Policy and contract claims	66,137	—	66,137
Deferred income taxes	71,583	3,251	74,834
Notes payable:
Senior notes	300,000	—	300,000
PRIDES	143,750	—	143,750
Surplus note	25,000	—	25,000
AmerUs Capital I	50,755	—	50,755
Other borrowings	36,546	—	36,546
Separate Account liabilities	217,565	—	217,565

Total Liabilities	23,136,321	(87,987)	23,048,334

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, 6,000,000 shares issued and outstanding in 2005	144,830	—	144,830
Common Stock, no par value, 230,000,000 shares authorized; 46,675,811 shares issued and 38,612,874 shares outstanding in 2005	46,676	—	46,676
Additional paid-in capital — common stock	1,231,533	—	1,231,533
Accumulated other comprehensive loss	(3,612)	3,612	—
Unearned compensation	(3,783)	—	(3,783)
Retained earnings	604,747	—	604,747
Treasury stock, at cost (8,062,937 shares in 2005)	(318,076)	—	(318,076)

Total Stockholders’ Equity	1,702,315	3,612	1,705,927

Total Liabilities and Stockholders’ Equity	$24,838,636	$(84,375)	$24,754,261

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.
Product Mix
($ in thousands)

	For The Three Months Ended		For The Year Ended
	December 31,		December 31,
Protection Products Repetitive Premiums (1):	2005	2004	2005	2004

Interest-sensitive whole life	140	325	532	6,230

Term and other life	1,805	3,494	11,046	13,878

Universal life

Flexible premium without no lapse guarantee	1,232	5,857	12,145	29,326

Single premium	15	—	15	—

Indexed life:

Flexible premium without no lapse guarantee	21,867	14,083	70,570	53,261

Flexible premium with no lapse guarantee	4,599	2,664	14,554	7,054

Fixed premium excess interest whole life	1,422	3,931	8,895	14,314

Single premium	91	—	91	—

Total Repetitive Premiums	$31,171	$30,354	$117,848	$124,063

Accumulation Deposits (1):
Annuity premiums:
Deferred fixed annuity:
Traditional annuity	$47,089	$83,683	$238,366	$312,652
Indexed annuity	614,745	523,457	2,393,716	1,527,587

Sub-total	661,834	607,140	2,632,082	1,840,239

Variable annuity	512	586	2,514	2,805
Funding agreements	—	—	26,200	85,000

Total Accumulation Deposits	$662,346	$607,726	$2,660,796	$1,928,044

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

AmerUs Group Co.
Sources of Business
($ in thousands)

	For The Three Months Ended		For The Year Ended
	December 31,		December 31,
Protection Products Repetitive Premiums (1):	2005	2004	2005	2004
Career marketing organizations (CMOs)	$8,924	$8,197	$32,301	$29,709

Personal producing general agent (PPGA)	8,771	12,523	41,107	54,272

Independent agent force (2)	13,476	9,634	44,440	40,082

Total Repetitive Premiums	$31,171	$30,354	$117,848	$124,063

Accumulation Deposits (1):
Preferred producer (Career)	$65,852	$42,412	$188,984	$146,305

Personal producing general agent (PPGA)	11,915	10,204	35,825	31,460

Independent agent force (2)	584,579	555,110	2,409,787	1,665,279

Funding agreements	—	—	26,200	85,000

Total Accumulation Deposits	$662,346	$607,726	$2,660,796	$1,928,044

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

(2)	Independent agent premiums through brokerages are included with all other independent agent premiums.

AmerUs Group Co.
Investment Summary
(Including Closed Block)
($ in thousands)

	December 31, 2005
Portfolio Composition:	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Cash and cash equivalents	$600,160	$—	$—	$600,160
Securities available-for-sale:
Investment grade bonds	15,371,845	297,149	(204,917)	15,464,077
Non-investment grade bonds	1,249,886	35,812	(21,842)	1,263,856
Equity securities	74,951	707	—	75,658
Short-term investments	9,990	8	—	9,998
Securities for trading:
Investment grade bonds	1,286,830	—	—	1,286,830
Non-investment grade bonds	127,395	—	—	127,395
Equity securities	2,358	—	—	2,358
Mortgage loans	976,135	—	—	976,135
Policy loans	483,441	—	—	483,441
Other invested assets	347,552	—	—	347,552

Total	$20,530,543	$333,676	$(226,759)	$20,637,460

	December 31, 2004
Portfolio Composition:	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Cash and cash equivalents	$478,441	$—	$—	$478,441
Securities available-for-sale:
Investment grade bonds	13,948,355	524,527	(44,938)	14,427,944
Non-investment grade bonds	1,153,368	69,890	(4,549)	1,218,709
Equity securities	74,770	2,468	(214)	77,024
Short-term investments	2,952	51	(24)	2,979
Securities for trading:
Investment grade bonds	1,592,208	—	—	1,592,208
Non-investment grade bonds	125,917	—	—	125,917
Equity securities	15,468	—	—	15,468
Mortgage loans	865,733	—	—	865,733
Policy loans	486,071	—	—	486,071
Other invested assets	373,820	420	—	374,240

Total	$19,117,103	$597,356	$(49,725)	$19,664,734

Investment Portfolio Data (1):	December 31, 2005	December 31, 2004
Average NAIC Rating	1.49	1.48
Average Life	9.82	8.58
Effective Duration	6.21	5.73
Weighted Average Book Yield	5.69	5.71
Quarterly New Money Rate	5.77	5.36

	December 31, 2005			December 31, 2004
High Yield Securities:	Amortized Cost	% of FMS	% of TIA (2)	Amortized Cost	% of FMS	% of TIA (2)
NAIC 3	$806,270	4.47%	3.93%	$809,718	4.81%	4.24%
NAIC 4	533,201	2.96%	2.60%	440,487	2.62%	2.30%
NAIC 5	34,908	0.19%	0.17%	27,196	0.16%	0.14%
NAIC 6	2,902	0.02%	0.01%	1,884	0.01%	0.01%

Total	$1,377,281	7.64%	6.71%	$1,279,285	7.60%	6.69%

(1)	Investment portfolio data reflects fixed maturity securities (FMS) managed by AmerUs Capital Management.

(2)	TIA — Total Invested Assets

AmerUs Group Co.
Investment Summary
(Including Closed Block)
($ in thousands)

	December 31, 2005			December 31, 2004
Fixed Maturity Securities by Category:	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Government	$487,223	2.7%	2.4%	$548,387	3.2%	2.8%
Public Credit	10,111,795	55.7%	49.0%	9,662,584	55.8%	49.1%
Private Credit	2,482,831	13.7%	12.0%	2,102,978	12.1%	10.7%
Below Investment Grade	1,391,251	7.7%	6.7%	1,344,626	7.7%	6.8%
Mortgage-Backed (MBS)	2,121,298	11.7%	10.3%	2,020,643	11.6%	10.3%
Commercial Mortgage-Backed (CMBS)	1,204,944	6.6%	5.8%	1,119,225	6.4%	5.7%
Asset-Backed (ABS)	327,435	1.8%	1.6%	528,075	3.0%	2.7%
Redeemable Preferred Stock	15,381	0.1%	0.1%	38,260	0.2%	0.2%

Total	$18,142,158	100.0%	87.9%	$17,364,778	100.0%	88.3%

		December 31, 2005			December 31, 2004
Fixed Maturity Securities by Category:		Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
NAIC Rating	S&P Equivalent
1	A- or higher	$11,337,428	62.5%	54.9%	$10,777,378	62.1%	54.8%
2	BBB- to BBB+	5,413,479	29.9%	26.2%	5,242,775	30.2%	26.7%

	Investment Grade	16,750,907	92.4%	81.1%	16,020,153	92.3%	81.5%

3	BB- to BB+	817,530	4.5%	4.0%	851,831	4.9%	4.3%
4	B- to B+	534,480	2.9%	2.6%	460,745	2.7%	2.3%
5 & 6	CCC+ or lower	39,241	0.2%	0.2%	32,049	0.1%	0.2%

	Below Investment Grade	1,391,251	7.6%	6.8%	1,344,625	7.7%	6.8%

	Total	$18,142,158	100.0%	87.9%	$17,364,778	100.0%	88.3%

	December 31, 2005			December 31, 2004
Fixed Maturity Securities by Industry Sector:	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Basic Industry	$905,312	5.0%	4.4%	$916,856	5.3%	4.7%
Capital Goods	974,375	5.4%	4.7%	902,254	5.2%	4.6%
Communications	1,372,702	7.6%	6.6%	1,304,250	7.5%	6.6%
Consumer Cyclical	1,106,303	6.1%	5.4%	1,247,607	7.2%	6.3%
Consumer Non Cyclical	1,577,229	8.7%	7.6%	1,691,226	9.7%	8.6%
Energy	1,139,151	6.3%	5.5%	1,059,864	6.1%	5.4%
Technology	261,740	1.4%	1.3%	228,994	1.3%	1.2%
Transportation	598,977	3.3%	2.9%	539,749	3.1%	2.7%
Industrial Other	221,532	1.2%	1.1%	146,919	0.9%	0.7%
Utilities	2,193,589	12.1%	10.6%	1,794,985	10.3%	9.1%
Financial Institutions	3,045,535	16.8%	14.8%	2,704,498	15.6%	13.9%

Sub-total	13,396,445	73.9%	64.9%	12,537,202	72.2%	63.8%

Other (1)	4,745,713	26.1%	23.0%	4,827,576	27.8%	24.5%

Total	$18,142,158	100.0%	87.9%	$17,364,778	100.0%	88.3%

(1)	Includes foreign and domestic government, asset-backed securities, mortgage-backed securities, and collateralized mortgage-backed securities

	December 31, 2005			December 31, 2004
Mortgage Backed Securities:	Market Value	% of MBS	% of TIA	Market Value	% of MBS	% of TIA
Pass-thru	$1,179,424	55.6%	5.7%	$1,296,699	64.2%	6.6%
Planned Amortization Class (PACs)	452,120	21.3%	2.2%	419,911	20.7%	2.1%
Sequential Pay	447,593	21.1%	2.2%	286,388	14.2%	1.5%
Adjustable Rate Mortgages (ARMs)	42,161	2.0%	0.2%	17,645	0.9%	0.1%

Total	$2,121,298	100.0%	10.3%	$2,020,643	100.0%	10.3%

AmerUs Group Co.
Policyowner Liability Characteristics — Annuities
($ in thousands)
December 31, 2005

			Fixed
	Fixed	Fixed	Indexed	Fixed
	Traditional	Indexed	Derivatives	Indexed
	Annuities	Annuities	Market Value	Annuities
	Account Value	Account Value (4)	Adjustment	GAAP Reserves
FIXED DEFERRED ANNUITY SURRENDER CHARGE %:
Accrual adjustment	$—	$16,375	$947	$17,322
No surrender charge	1,899,670	39,969	362	40,331
1 percent	53,617	16,982	750	17,732
2 percent	103,378	108,147	11,390	119,537
3 percent	212,021	289,582	42,162	331,744
4 percent	749,741	372,494	50,686	423,180
5 percent	379,047	98,358	9,810	108,168
6 percent	368,484	107,935	4,586	112,521
7 percent	394,505	115,459	858	116,317
8 percent	364,695	312,700	3,957	316,657
9 percent	462,550	448,524	6,236	454,760
10 percent or greater	771,656	5,434,761	33,768	5,468,529

Total	$5,759,364	$7,361,286	$165,512	$7,526,798

MARKET VALUE ADJUSTMENT PROTECTION:
MVA provision on contract	$417,772	$4,198,170	$18,042	$4,216,212
Total return strategy	—	1,133,757	131,123	1,264,880
Non-MVA	5,341,592	2,029,359	16,347	2,045,706

Total	$5,759,364	$7,361,286	$165,512	$7,526,798

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
Monthly guarantee	$238,001	$—	$—	$—
1 Year	4,842,129	—	—	—
Multi-year	679,234	—	—	—
Cumulative floor (1)	—	7,361,286	165,512	7,526,798

Total	$5,759,364	$7,361,286	$165,512	$7,526,798

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
2 percent	$410,801	$—	$—	$—
3 percent	2,613,085	—	—	—
3.25 percent	423,667	—	—	—
3.50 percent	572,077	—	—	—
4 percent	1,687,591	—	—	—
4.5 percent	52,143	—	—	—
Cumulative floor (1)	—	7,361,286	165,512	7,526,798

Total	$5,759,364	$7,361,286	$165,512	$7,526,798

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL (2) (3):
No differential	$4,556,012	$—	$—	$—
0.0% — 0.5%	135,730	—	—	—
0.5% — 1.0%	297,803	—	—	—
1.0% — 1.5%	29,448	—	—	—
1.5% — 2.0%	64,894	—	—	—
2.0% — 2.5%	107,694	—	—	—
2.5% — 3.0%	67,000	—	—	—
Greater than 3.0%	500,783	—	—	—
Cumulative floor (1)	—	7,361,286	165,512	7,526,798

Total	$5,759,364	$7,361,286	$165,512	$7,526,798

(1)	Indexed products provide guarantees based on a cumulative floor over the term of the product.

(2)	Recent issues may contain deferred sales inducements rates ranging from 1.5% to 3.0%.

(3)	Includes products with multi-year interest rate guarantees for which the credited rate cannot be decreased until the end of the multi-year period. At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guaranteed rate by an average decrease of approximately 250 basis points

(4)	Account value is a non-GAAP financial measure for indexed products. For GAAP, indexed product liabilities are to be stated at fair value in accordance with accounting for derivatives. The comparable GAAP measure is presented in the last column and the difference is the derivative market adjustment in the third column. The non-GAAP measure presentation is used by management to analyze potential future surrender charge income.

AmerUs Group Co.
Annuity Segment Spread
($ in thousands)

	Rolling 12 Months Ended
	December 31,
ANNUITY SEGMENT SPREADS LTM:	2005	2004
Asset earned rate	5.72%	5.78%
Liability credited rate (1)	3.46%	3.46%

Product spread	2.26%	2.32%

	Rolling 12 Months Ended
	December 31, 2005
COMPONENTS OF ANNUITY SEGMENT SPREAD CALCULATION (2) :	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$664,614		$664,614

Average invested assets	$11,624,220		$11,624,220

Asset earned rate	5.72%		5.72%

Annuity segment benefit expense (1)	$433,423	$(22,707)	$410,716

Average annuity segment liabilities (1)	$12,021,811	$(139,898)	$11,881,913

Liability credited rate	3.61%		3.46%

Product spread	2.11%		2.26%

	Rolling 12 Months Ended
	December 31, 2004
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$601,733		$601,733

Average invested assets	$10,418,222		$10,418,222

Asset earned rate	5.78%		5.78%

Annuity segment benefit expense (1)	$380,969	$(17,339)	$363,630

Average annuity segment liabilities (1)	$10,736,460	$(203,236)	$10,533,224

Liability credited rate	3.55%		3.46%

Product spread	2.23%		2.32%

(1)	The liability credited rate is calculated using the annuity liability account value as the denominator for all annuity product types. The annuity liability account value is a non-GAAP financial measure for indexed annuity products. For GAAP, indexed product liabilities are to be stated at fair value following derivative accounting. In addition, the liability credited rate excludes deferred sales inducements amortization from total benefit expense. For GAAP, effective January 1, 2004, deferred sales inducements amortization is included in benefit expense instead of DAC amortization. The comparable GAAP measure is presented in the “Components of Annuity Segment Spread Calculation” section on this page. The non-GAAP measure presentation is used by management to measure the liability credited rate exclusive of the fair value adjustments that will fluctuate from period to period depending on the prevailing interest rate and economic environment and exclusive of the deferred sales inducements amortization that historically has not been a part of this measure.

(2)	The annuity segment spread calculation includes fixed annuity and indexed annuity products only. IL Annuity products, which we are no longer selling, and funding agreements are excluded from the calculation.

(3)	Excludes surrender charge income.

AmerUs Group Co.
Closed Block
($ in thousands)

	December 31,	December 31,
	2005	2004
LIABILITIES:
Future life and annuity policy benefits	$2,765,095	$2,804,222
Policyowner funds	7,835	8,096
Accrued expenses and other liabilities	6,420	32,140
Dividends payable to policyowners	154,793	161,475
Policy and contract claims	17,986	14,705
Policyowner dividend obligation	116,684	152,975

Total Liabilities	3,068,813	3,173,613

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities	1,916,052	2,028,790
Mortgage loans	60,541	70,686
Policy loans	331,561	335,573
Other investments	—	34
Cash and cash equivalents	63,506	8,473
Accrued investment income	32,972	32,637
Premiums, fees and other receivables	58,778	59,369
Other assets	—	17

Total Assets
	2,463,410	2,535,579

Maximum future earnings to be recognized from assets and liabilities of the Closed Blocks	$605,403	$638,034

	For The Three Months Ended		For The Year Ended
	December 31,		December 31,
	2005	2004	2005	2004
REVENUES AND EXPENSES:
Insurance premiums	$41,149	$50,175	$163,616	$193,313
Product charges	1,447	1,822	6,065	5,190
Net investment income	36,287	37,602	146,460	146,545
Realized/unrealized gains (losses) on investments	(689)	40	(1,249)	(1,693)
Policyowner benefits	(54,792)	(57,428)	(197,369)	(225,408)
Underwriting, acquisition and other expenses	(1,418)	(2,212)	(3,391)	(4,896)
Dividends to policyowners	(13,462)	(21,187)	(78,519)	(76,256)

Contribution from the Closed Block before income taxes	$8,522	$8,812	$35,613	$36,795

AmerUs Group Co.
Additional Information
($ in thousands)

	December 31,	December 31,
	2005	2004
LIFE INSURANCE IN FORCE (FACE AMOUNT) (1):
Traditional life	$68,386,000	$67,769,000
Universal life	19,271,000	19,848,000
Indexed life	14,797,000	9,918,000

Total Life Insurance In Force	$102,454,000	$97,535,000

RESERVES (GAAP) (including Closed Block):
Traditional life	$3,636,832	$3,551,648
Universal life	1,618,755	1,587,787
Indexed life	595,087	364,282

Total life insurance reserves	5,850,674	5,503,717

Deferred fixed annuity	6,019,545	6,780,234
Indexed annuity	7,526,798	5,551,184

Total annuity reserves	13,546,343	12,331,418

Total Reserves	$19,397,017	$17,835,135

NUMBER OF PRODUCERS:
Protection Products Segment:
Career marketing organizations	1,139	1,212
Personal producing general agents and sub-agents	5,092	5,158
Independent agents — other than New York	15,972	11,885
Independent agents — New York	6,475	5,658
Retail broker / dealers	686	712
Registered representatives	17,033	17,811

Protection Products Segment — Total Agents	46,397	42,436

Accumulation Products Segment — Independent Agents	17,728	14,572

	December 31,	December 31,
	2005	2004
LIFE INSURANCE LAPSE RATE — LTM	6.2%	6.7%

ANNUITY WITHDRAWAL RATES — LTM
With internal replacements	10.0%	9.5%
Without internal replacements	8.3%	8.5%

(1)	Life insurance in force is a performance measure utilized by investors, analysts and the Company to assess the Company’s position in the industry.

AmerUs Group Co.
Additional Information
($ in thousands)

	Protection Products	Accumulation Products	AOCI
DAC ROLLFORWARD:	Segment	Segment	Adjustment	Total
Beginning Balance — December 31, 2004	$628,355	$766,129	$(146,475)	$1,248,009

Capitalization	189,659	306,865	—	496,524

Amortization	(69,504)	(73,323)	—	(142,827)

FAS 115 adjustment	—	—	153,453	153,453

Ending Balance — December 31, 2005	$748,510	$999,671	$6,978	$1,755,159

	Deferred
OTHER ROLLFORWARDS:	Sales Inducements	VOBA
Beginning Balance — December 31, 2004	$137,538	$374,792

Capitalization	120,416	—

Amortization	(22,707)	(48,754)

FAS 115 adjustment	26,075	30,911

Ending Balance — December 31, 2005	$261,322	$356,949

CONTRIBUTION FROM THE
CLOSED BLOCK:	2005	2006	2007
First quarter	$9,291	$9,103	$8,927

Second quarter	9,028	8,843	8,667

Third quarter	8,772	8,588	8,414

Fourth quarter	8,522	8,338	8,166

Total	$35,613	$34,872	$34,174

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

AmerUs Group Co.
Income Tax Rate Reconciliation

	For The Year Ended
	December 31,
	2005	2004
Corporate federal income tax rate	35.00%	35.00%

Net benefit of tax credits	(0.04%)	(0.08%)

Dividend received deduction	(0.50%)	(0.73%)

Non-deductible expenses	1.08%	0.75%

Tax exempt income	(1.72%)	(2.06%)

State taxes (benefit) on non-life operations	(0.37%)	0.30%

Prior year overpayments	—	(1.61%)

Provision releases	(7.66%)	(7.31%)

Deferred income tax asset valuation allowance change	(1.80%)	(7.18%)

Additional tax incurred on joint venture investment sale (1)	2.54%	—

Other items, net	0.04%	0.02%

Effective tax rate	26.57%	17.10%

(1)	During the third quarter of 2005, the Company sold its 34% joint venture interest in AMAL Corporation and incurred additional income tax related to the reversal of taxable temporary differences without the benefit of previously anticipated dividends received deductions.

Corporate Profile
AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $24.8 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the Virgin Islands through its operating subsidiaries: AmerUs Life Insurance Company; American Investors Life Insurance Company, Inc.; Financial Benefit Life Insurance Company; Indianapolis Life Insurance Company; Bankers Life Insurance Company of New York; and IL Securities, Inc.
AmerUs Group’s common stock is traded on the New York Stock Exchange (NYSE) under the trading symbol “AMH”, PRIDES under the trading symbol “AMH A”, and preferred stock under the trading symbol “AMH Pr”.
Corporate Headquarters
AmerUs Group Co.
699 Walnut Street — 20th Floor
Des Moines, IA 50309
Phone: (515) 362-3600
Fax: (515) 362-3648

Common Stock and Dividend Information

			Dividend
	High	Low	Declared
2005
First Quarter	$49.08	$43.36	$0.00
Second Quarter	$48.50	$45.06	$0.00
Third Quarter	$57.57	$48.91	$0.00
Fourth Quarter	$60.14	$54.83	$0.40

2004
First Quarter	$41.00	$34.73	$0.00
Second Quarter	$41.70	$36.73	$0.00
Third Quarter	$41.51	$37.31	$0.00
Fourth Quarter	$45.68	$38.60	$0.40

Investor Relations	Transfer Agent and Registrar

Marty Ketelaar	Mellon Investor Service, LLC
Vice President — Investor Relations	480 Washington Blvd.
Phone — (515) 362-3693	Jersey City, NJ 07310
Fax — (515) 362-3648	(800) 304-9709
e-mail: marty.ketelaar@amerus.com	www.melloninvestor.com

Annual Report and Other Information
Shareholders may receive, without charge, a copy of AmerUs Group Co.’s Annual Report for the year ended December 31, 2004 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.
AmerUs Group Co.’s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2004, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company’s web site at www.amerus.com.